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                                                                    EXHIBIT 23.3

                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We consent to the inclusion in this registration statement on Form S-1 of our report dated February 22, 1996, on our audit of the financial statements of Neonatal Specialists, Ltd. We also consent to the reference to our Firm under the caption "Experts."

                                          JOHNSON & MOSER, LTD.

Scottsdale, Arizona

July 22, 1996